Principal Variable Contracts Funds, Inc.
Supplement dated January 10, 2020
to the Prospectus dated May 1, 2019
(as previously supplemented)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INTERNATIONAL EMERGING MARKETS ACCOUNT
In the Management section, under Investment Advisor and Portfolio Managers, remove Mihail Dobrinov from the list portfolio managers and add the following:
Jeffrey Kilkenny (since 2020), Portfolio Manager

MANAGEMENT OF THE FUNDS
Delete references to Mihail Dobrinov.
In The Manager and Advisor section, add the following alphabetically to the list of portfolio managers:
Jeffrey Kilkenny was with Principal® from 1999-2006 and rejoined Principal® in 2012. He earned a bachelor's degree in Finance from the University of Iowa. Mr. Kilkenny has earned the right to use the Chartered Financial Analyst designation.